EX.23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMP Incorporated:

As independent public accountants, we hereby consent to the incorporation of our reports dated February 16, 1996 included in or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-22676, 33-55318, 33-65048 and 33-54277.


                                  /s/  Arthur Andersen LLP
                                  ------------------------
                                    Arthur Andersen LLP




Philadelphia, PA
March 26, 1996